                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                -------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

                                June 10, 1996
              Date of Report (Date of earliest event reported)

                              PENULTIMATE, INC.
           (Exact name of registrant as specified in its charter)

            Delaware            0-23152         33-0253408
         (State or other      (Commission     (IRS Employer
         jurisdiction of       File Number)   Identification No.)
         incorporation)

            845 Page Mill Road
            Palo Alto, California                        94304
         (Address of principal executive offices)      (Zip Code)

    Registrant's telephone number, including area code (415) 858-4920

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On June 10, 1996, PenUltimate Inc. (the "Company") completed a reverse acquisition with PenWare, Inc., ("PenWare"), a California corporation. Pursuant to the reverse acquisition, common and preferred shareholders of PenWare exchanged their holdings in PenWare for shares of PenUltimate common stock, and PenWare became a wholly owned subsidiary of PenUltimate, Inc. After giving effect to a reverse stock split of approximately 1:108, the Company issued to the PenWare shareholders 1,125,000 shares of common stock and 28,125 shares of preferred stock (which, in addition to other rights, will convert to common shares on a 40:1 basis) in consideration of the transaction. On an as-if converted basis, the former shareholders of PenWare now hold approximately 90% of the voting power in the Company.

The terms of the reverse acquisition were the result of arms-length negotiations between the Company and PenWare. Prior to this transaction, no material relationship existed between the Company and PenWare or any of its directors or officers.

As previously reported in the Company's Form 10-Q for the period ended March 31, 1996, the former business operations of PenUltimate Inc. have been discontinued. PenWare, which is primarily engaged in developing and marketing solutions for signature transaction applications, now constitutes the Company's operations in their entirety.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a) Audited financial statements of PenWare for the years ended June 30, 1994 and June 30, 1995 are not yet available. The Company intends to file these statements before August 23, 1996.

b) It is currently impracticable to provide any pro forma financial information that may be required pursuant to Article 11 of Regulation S-X. The Company intends to file all required pro forma financial information on or before August 23, 1996.

7.1 Agreement and Plan of Reorganization dated June 10, 1996 among PenUltimate, Inc., PenWare Inc., and the common and preferred shareholders of PenWare, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PENULTIMATE, INC.






Date:  June 24, 1996              By:/S/ David M. Licurse, Sr.
                                  ----------------------------
                                  David M. Licurse, Sr.
                                  Chief Financial Officer and
                                  Vice President of Operations

         AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made and entered into as of the 10th day of June, 1996, is by and among PenUltimate, Inc., a Delaware corporation (hereinafter referred to as the "Company"), PenWare, Inc., a California corporation (hereinafter referred to as "PenWare") and each of the holders of shares of Common Stock or Series A Preferred Stock of PenWare (hereinafter collectively referred to as the "PenWare Stockholders") listed on Exhibit A attached hereto.

                                    RECITALS

         WHEREAS, the PenWare Stockholders collectively own all of the issued and outstanding Common Stock and Series A Preferred Stock of PenWare (the "PenWare Shares"); and

         WHEREAS, the Company desires to acquire all of the PenWare Shares and the PenWare Stockholders desire to exchange all of the PenWare Shares for shares of Common Stock of the Company in a transaction intended to qualify as a tax-free exchange under Section 351 and/or under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties agree as follows:

         1.                EXCHANGE OF THE SHARES AND CONSIDERATION

                  1.1 Shares Being Exchanged. Subject to the terms and conditions of this Agreement, at the closing provided for in Section 2 hereof (the "Closing"), each of the PenWare Stockholders shall sell, assign, transfer and deliver to the Company all of the PenWare Shares which each of them respectively own.

                  1.2 Consideration. Subject to the terms and conditions of this Agreement and in consideration of the sale, assignment, transfer and delivery of the PenWare Shares to the Company, at the Closing the Company shall issue and deliver to the PenWare Stockholders a total of one million one hundred and twenty-five thousand (1,125,000) shares of Common Stock and (subject to and as defined in Section 8.9(b)) one hundred and twelve thousand five hundred (112,500) shares of Preferred Stock of the Company (hereinafter collectively referred to as the "Company Shares"), each PenWare Stockholder to receive a pro rata portion of the Company Shares based on the number and nature of PenWare Shares held by each PenWare Stockholder as set forth on Exhibit A to the Agreement.

         2.                THE CLOSING

                  2.1 Time and Place. The closing of the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of Day Campbell & McGill, 3070 Bristol Street, Suite 650, Costa Mesa, California 92626 at 10:00 a.m. fifteen days after the date hereof (the "Closing Date"), or at such other time and place as the parties may agree upon in writing.

                  2.2 Deliveries by the PenWare Stockholders. At the Closing, each PenWare Stockholder shall deliver to the Company the following: (a) stock certificates representing the number of PenWare Shares set forth opposite the name of such PenWare Stockholder on Exhibit A hereto, duly endorsed or accompanied by stock powers duly executed in blank and otherwise in form acceptable for transfer on the books of PenWare; and (b) an investment letter in the form attached hereto as Exhibit B executed by such PenWare Stockholder.

                  2.3 Deliveries by PenWare. At the Closing, in addition to the documents referred to in Section 9.2 hereof, PenWare shall deliver to the Company the following: (a) certified resolutions of the PenWare Board of Directors authorizing the execution and delivery of this Agreement and the performance by PenWare of its obligations hereunder; and (b) a certificate of good standing of PenWare from the Secretary of State of California dated as of the most recent practicable date.

                  2.4 Deliveries by the Company. At the Closing, in addition to the documents referred to in Section 9.3 hereof, the Company shall deliver to the PenWare Stockholders the following: (a) a stock certificate issued in the name of each PenWare Stockholder representing the number of Company Shares each such PenWare Stockholder is entitled to receive; (b) certified resolutions of the Company's Board of Directors authorizing the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder; (c) a certificate of good standing of the Company from the Secretary of State of Delaware and of the Company's subsidiary from the Secretary of State of California dated as of the most recent practicable date; and (d) the Company's minute book, corporate seal and copies of all corporate and financial books and records.

                  2.5 Preferred Stock. Notwithstanding the foregoing and anything appearing elsewhere herein, the obligation of the Company to deliver shares of its preferred stock at Closing shall be subject to the terms of
Section 8.9(b) hereof, which provides that such shares may be issued following the Closing.

         3.       INDIVIDUAL REPRESENTATIONS AND WARRANTIES BY THE PENWARE
STOCKHOLDERS

                           Each of the PenWare  Stockholders,  severally but not
jointly,  represents  and warrants to the Company as follows:

                  3.1 Title. Such PenWare Stockholder owns the number of PenWare Shares set forth opposite such PenWare Stockholder's name on Exhibit A hereto, or any amendment to Exhibit A hereto approved by the Company, and shall transfer to the Company at the Closing good and valid title to said number of PenWare Shares, free and clear of all liens, claims, options, charges, and encumbrances of every kind, character or description.

                  3.2 Valid and Binding Agreement. Such PenWare Stockholder has full power and authority to execute this Agreement and consummate the transactions contemplated hereby, and this Agreement is binding on him and enforceable in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby do not violate or conflict with or constitute a default under any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which he is a party or by which he or his property is bound, or to his knowledge any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over him or any of his property.

                  3.3 Investment Representation. Such PenWare Stockholder intends to acquire the Company Shares for investment and not with a view to the public distribution or resale thereof, and such PenWare Stockholder shall confirm such intention to the Company by delivering to the Company at the Closing an investment letter in the form attached as Exhibit B hereto. Such PenWare Stockholder agrees that the Company may place on any stock certificate for the Company Shares to be delivered pursuant to this Agreement an appropriate legend referring to the provisions of the investment letter attached as Exhibit B hereto, and that the Company may instruct its transfer agent not to transfer any Company Shares unless advised by the Company that such provisions have been complied with.

         4.       REPRESENTATIONS AND WARRANTIES OF PENWARE

                           Except as set forth in the disclosure  schedules
attached hereto and made a part hereof by this reference, PenWare represents and warrants to the Company as follows:

                  4.1 Authority. PenWare has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized and approved by all necessary corporate action on the part of PenWare. This Agreement has been duly executed and delivered by PenWare and constitutes the valid and binding obligation of PenWare, enforceable in accordance with its terms.

                  4.2 Organization.

                           (a) PenWare is a corporation  duly organized,
validly existing and in good standing under the laws of the State of California. PenWare has the corporate power and authority to carry on its business as presently conducted, possesses all licenses, franchises, rights and privileges material to the conduct of its business, and is qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect on its business or financial condition.

                           (b) The  copies  of  the  Articles  of  Incorporation
and all amendments thereto of PenWare, as certified by the Secretary of State of California, and the Bylaws and all amendments thereto, as certified by the Secretary of PenWare, which have heretofore been delivered to the Company, are complete and correct copies of the Articles of Incorporation and Bylaws of PenWare as amended and in effect on the date hereof. All minutes of meetings and actions in writing without a meeting of the Board of Directors and stockholders of PenWare are contained in the minute book of PenWare heretofore delivered to the Company for examination, and no minutes or actions in writing without a meeting have been included in such minute book since such delivery to the Company that have not also been delivered to the Company.

                  4.3 Capitalization.

                           (a) The authorized  capital stock of PenWare consists
of 10,000,000 shares of Common Stock, no par value, of which 1,252,084 shares are issued and outstanding, and 7,000,000 shares of Preferred Stock, no par value, 3,000,000 of which have been designated Series A Preferred Stock, of which 2,000,000 are outstanding. All of the issued and outstanding shares of Common Stock and Preferred Stock of PenWare were issued in compliance with applicable state and federal securities laws, are duly authorized, validly issued, fully paid and nonassessable, and are not subject to preemptive rights created by statute, PenWare's Articles of Incorporation or Bylaws or any agreement to which PenWare is a party or is bound.

                           (b) There  are  currently  363,636  shares  of Common
Stock reserved for issuance under the Company's 1992 Employee Stock Option Plan (the "PenWare Options"). Except as set forth above, there are no other options, warrants, calls, rights, commitments or agreements of any character to which PenWare is a party or by which it is bound obligating PenWare to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any bond, note or other security of PenWare or obligating PenWare to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

                  4.4 Equity Investments. PenWare does not own any equity interest, directly or indirectly, in any corporation, partnership or other form of business entity.

                  4.5 Financial Statements. PenWare has delivered to the Company copies of its unaudited balance sheets for the fiscal years ended June 30, 1994 and 1995 and the related statements of operations, stockholders' equity and cash flows for the periods then ended, and copies of its unaudited balance sheet as of March 31, 1996 and the related statement of operations, stockholders' equity and cash flows for the seven month period then ended (the "PenWare Financial Statements"), copies of which are attached hereto as

Schedule 4.5. The PenWare Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and present fairly the financial condition of PenWare and the results of its operations as of the dates and for the periods indicated thereon, subject to normal year-end audit adjustments and the absence of footnote disclosure.

                  4.6 Absence of Undisclosed Liabilities. At the date of the most recent balance sheet of PenWare included in the PenWare Financial Statements and as of the Closing Date, PenWare had and will have no liability or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due, or to become due, other than liabilities or obligations individually or in the aggregate less than $20,000, that is not reflected or reserved against in the most recent balance sheet of PenWare or the accompanying notes thereto included in the PenWare Financial Statements, except for those that may have been incurred after the date of such balance sheet and those that are not required by generally accepted accounting principles to be included in such balance sheet or the accompanying notes thereto. All liabilities and obligations incurred after the date of such balance sheet were incurred in the ordinary course of business.

                  4.7 Business Changes. Since the date of the most recent balance sheet of PenWare included in the PenWare Financial Statements, except as otherwise contemplated by this Agreement, PenWare has conducted its business only in the ordinary and usual course and, without limiting the generality of the foregoing:

                           (a) PenWare  has not  incurred  additional  debt for
borrowed money, nor incurred any obligation or liability except in the ordinary and usual course of business.

                           (b) PenWare  has not  declared  or made  any
dividend, payment or other distribution on or with respect to any share of capital stock of PenWare.

                           (c) PenWare  has not  mortgaged,  pledged,  or
otherwise, voluntarily or involuntarily, encumbered any of its assets or properties, except for liens for current taxes which are not yet delinquent and purchase-money liens arising out of the purchase or sale of products made in the ordinary and usual course of business.

                           (d) PenWare has not disposed  of, or agreed to
dispose of, by sale, lease, license or otherwise, any asset or property, tangible or intangible, except in the ordinary and usual course of business.

                           (e) PenWare has not  purchased or agreed to purchase
or otherwise acquire any securities of any corporation, partnership, joint venture, firm or other entity.

                           (f) PenWare has not made any  expenditure  or
commitment for the purchase, acquisition, construction or improvement of a capital asset, except in the ordinary and usual course of business.

                           (g) PenWare has not  effected or committed  itself to
effect any amendment or modification to its Articles of Incorporation or Bylaws.

                  4.8 Properties. The most recent PenWare balance sheet included in the PenWare Financial Statements reflects all of the real and personal property used by PenWare in its business or otherwise held by PenWare except for
(i) property acquired or disposed of in the ordinary and usual course of the business of PenWare since the date of the most recent PenWare balance sheet included in the PenWare Financial Statements, and (ii) property not required under generally accepted accounting principles to be reflected thereon. PenWare has good and marketable title to all assets and properties listed on the most recent PenWare balance sheet included in the PenWare Financial Statements and thereafter acquired, free and clear of any liens, claims, encumbrances, restrictions, charges or equities of any nature whatsoever, except for the lien of current taxes not yet delinquent. All of the fixed assets and properties listed on the most recent PenWare balance sheet included in the PenWare Financial Statements or thereafter acquired are in satisfactory condition and repair for the requirements of the business as presently conducted by PenWare.

                  4.9 Taxes. Within the times and in the manner prescribed by law, PenWare has filed all federal, state, and local tax returns and reports required by law and has paid in full all taxes, assessments, known penalties and interest (all such items are collectively referred to as "Taxes"), due to, or claimed to be due by, any governmental authority. The most recent balance sheet of PenWare included in the PenWare Financial Statements fully accrues all current and deferred Taxes. PenWare is not a party to any pending action or proceeding, nor, to the actual knowledge of PenWare, is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. There are no liens for Taxes except for liens for property taxes not yet delinquent.

                  4.10 Litigation. There is no claim, action, suit or proceeding, at law or in equity, pending against PenWare, or involving any of its assets or properties, before any court, agency, authority, arbitration panel or other tribunal (other than those, if any, with respect to which service of process or similar notice has not been made on PenWare), and, to the actual knowledge of PenWare, none have been threatened in writing. PenWare is not subject to any order, writ, injunction or decree of any court, agency, authority, arbitration panel or other tribunal, nor is it in default with respect to any notice, order, writ, injunction or decree.

                  4.11 Compliance with Law. All licenses, permits, clearances, consents, certificates and other evidences of authority of PenWare which are material to the conduct of PenWare's business ("Permits") are in full force and effect and PenWare is not in violation of any Permit in any material respect. Except for possible exceptions the curing or non-curing of which would not have a material adverse effect on the condition (financial or otherwise), business, net worth, assets, prospects, properties or operations of PenWare, to PenWare's knowledge, the business of PenWare has been conducted in accordance with all applicable laws, regulations, orders and other requirements of governmental authorities, including, without limiting the generality of the foregoing, employment practices and procedures, the health and safety of employees, export controls, Hazardous Materials (as hereinafter defined) and the use, storage, treatment, disposal, transport, generation, release and exposure of others to Hazardous Materials. PenWare has no knowledge of the presence of Hazardous Materials in, under or about the soil and/or groundwater of any properties at any time owned, leased or occupied by PenWare. "Hazardous Materials" shall mean any substance regulated or prohibited by any law or designated by any governmental agency to be toxic, radioactive or otherwise a danger to health or the environment. PenWare has not received any notice of any investigation, claim or proceeding against PenWare relating to Hazardous Materials and PenWare is not aware of any fact or circumstance which could involve PenWare in any environmental litigation, proceeding, investigation or claim or impose any environmental liability upon PenWare.

                  4.12 Contracts and Undertakings. Schedule 4.12 attached hereto contains a complete list of all contracts, instruments, leases, licenses, agreements, commitments and other undertakings to which PenWare is a party or by which it or its properties or assets are bound, copies of which have been furnished or made available to the Company. PenWare is not in default, or alleged to be in default, under any of the contracts, instruments, leases, licenses, agreements, commitments or undertakings listed on Schedule 4.12 hereto and, to the knowledge of PenWare, no other party to any of said contracts, instruments, leases, licenses, agreements, commitments or undertakings is in default thereunder nor, to the knowledge of PenWare, does there exist any condition or event which, after notice or lapse of time or both, would constitute a default by any party to any of said contracts, instruments, leases, licenses, agreements, commitments or undertakings. PenWare has not entered into and is not subject to any contract or agreement containing covenants limiting the right of PenWare to compete in any business or with any person.

                  4.13 Real Property. Schedule 4.13 attached hereto contains a full and complete list of all real property leased by PenWare. To the actual knowledge of PenWare all such real property leased by PenWare is held under valid, subsisting and enforceable leases and neither real property leased by PenWare nor the operations of PenWare thereon violate any applicable building code, zoning requirement or classification, or pollution control ordinance or statute relating to the property or to such operations, and such non-violation is not dependent, in any instance, on so-called nonconforming use exemptions.

                  4.14 Proprietary Rights.

                           (a) Schedule 4.14 attached  hereto  contains a
complete list of all patents and applications for patents, trademarks, trade names, service marks, and copyrights, and applications therefor, owned or used by PenWare or in which it has any rights or licenses. Schedule 4.14 attached hereto contains a form of the agreement of PenWare with each officer, employee or consultant of PenWare providing PenWare with title and ownership to patents, patent applications, trade secrets and inventions developed or used by PenWare in its business (the "PenWare Confidentiality Agreement"). To PenWare's actual knowledge, all of such agreements so described are valid, enforceable and legally binding.

                           (b) All patents, patent applications,  trademarks,
trademark applications, trade secrets, service marks, trade names, copyrights, inventions, drawings, designs, customer lists, proprietary know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights"), used in the business of PenWare, are owned by PenWare or PenWare owns or possesses licenses or other rights to use the same, and the same are sufficient to conduct the business of PenWare as it has been and is now being conducted.

                           (c) To  PenWare's  actual  knowledge,  the
operations of PenWare do not conflict with or infringe, and no one has asserted to PenWare that such operations conflict with or infringe, any Proprietary Rights, owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against PenWare with respect to any Proprietary Rights (other than those, if any, with respect to which service of process or similar notice may not yet have been made on PenWare), and none has been threatened in writing against PenWare.

                           (d) Each  employee  and officer of PenWare,  and each
consultant or agent and their respective assigns retained since March 1, 1993, has executed a PenWare Confidentiality Agreement in substantially the form provided to the Company. PenWare is not aware that any of its employees are in violation thereof. No employee of PenWare is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with PenWare or, to the actual knowledge of PenWare, any previous employer.

                  4.15 Insurance. Schedule 4.15 attached hereto contains a complete list of all policies of insurance to which PenWare is a party or is a beneficiary or named insured. PenWare has in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein. All the insurable properties of PenWare are insured in amounts and coverages and against risks and losses which PenWare believes are adequate and usually insured against by persons holding or operating similar properties in similar businesses.

                  4.16 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of, the Articles of Incorporation or Bylaws of PenWare, any agreement, contract, lease, license or instrument to which PenWare is a party or by which it or any of its properties or assets are bound, or any judgment, decree, order, or writ by which PenWare is bound or to which it or any of its properties or assets are subject.

                  4.17 Consent. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to PenWare in connection with the execution and delivery of this Agreement or the consummation by PenWare of the transactions contemplated herein. No consent, waiver or approval of third parties is required to be obtained by PenWare in connection with the execution and delivery of this Agreement and the performance of PenWare's obligations hereunder, except such consents, waivers or approvals as are not material to the operations of PenWare.

                  4.18 Brokers or Finders. PenWare has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement. PenWare has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated herein.

                  4.19 Related Parties. No officer or director of PenWare, or any affiliate of any such person, has, either directly or indirectly, (i) an interest in any corporation, partnership, firm or other person or entity which furnishes or sells services or products which are similar to those furnished or sold by PenWare, or (ii) a beneficial interest in any contract, lease, license or agreement to which PenWare is a party or by which PenWare may be bound.

                  4.20 Securities Law Violations.

                                    (a)     No formal or informal  investigation
or examination by the Securities and Exchange Commission ("SEC") or by the securities administrator of any state is pending or, to the knowledge of PenWare, threatened in writing against PenWare nor, to its actual knowledge, without independent investigation, any officer or director of PenWare or any of PenWare's stockholders.

                                    (b)     Neither  PenWare  nor,  to its
actual knowledge, without independent investigation, any of its officers, directors, promoters or beneficial owners of more than 10% of its common stock has been convicted of any felony or misdemeanor in connection with the purchase and sale of any security or involving the making of any false filing with the SEC.

                                    (c)     Neither  PenWare  nor,  to its
actual knowledge, without independent investigation, any of its officers, directors, promoters or beneficial owners of more than 10% of its common stock is subject to any order, judgement or decree of any court of competent jurisdiction, temporarily or preliminarily restraining or enjoining, or subject to any order, judgment or decree of any court of competent jurisdiction, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the SEC.

                                    (d)     To the  knowledge  of PenWare,  all
of the outstanding securities of PenWare have been issued in compliance with all applicable Federal and state securities laws.

                                    (e)     No  individual,  corporation,
partnership, joint venture or other business enterprise or entity has demand or other rights to cause PenWare to file any registration statement under the Securities Act of 1933 relating to any securities of the Company or any rights to participate in any such registration statement.

                  4.21 Underlying Documents. Copies of any underlying documents listed or described as having been disclosed to the Company pursuant to this Agreement, if requested by the Company, have been furnished to the Company. All such documents furnished to the Company are true and correct copies, and there are no amendments or modifications thereto that have not been disclosed to the Company.

                  4.22 Full Disclosure. Any information furnished to the Company by or on behalf of PenWare in writing pursuant to this Agreement and any information contained in the PenWare Schedules referred to in this Agreement, at the Closing Date, does not and will nor contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement is made, not misleading.

         5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                           Except as set forth on the disclosure  schedules
attached hereto and made a part hereof by this reference, the Company represents and warrants to PenWare and the PenWare Stockholders as follows:

                  5.1 Authority. The Company has all requisite corporate power and authority to enter into this Agreement and, subject to satisfaction of the conditions set forth herein, to consummate the transactions contemplated herein. The execution and delivery of this Agreement, the consummation of the transactions contemplated herein, and the issuance of the Company Shares in accordance with the terms hereof, have been duly authorized by all necessary action on the part of the Company, subject to approval of the Company's stockholders. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.

                  5.2 Organization.

                           (a) The Company is a corporation duly organized,
validly existing, and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to carry on its business as presently conducted, possesses all licenses, franchises, rights and privileges material to the conduct of its business and is qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect on its business or financial condition.

                           (b) The  copies of the  Certificate  of
Incorporation and all amendments thereto of the Company, as certified by the Secretary of State of Delaware, and the Bylaws of the Company and all amendments thereto, as certified by the Secretary of the Company, which have heretofore been delivered to PenWare and made available to the PenWare Stockholders for examination, are complete and correct copies of the Certificate of Incorporation and Bylaws of the Company as amended and in effect on the date hereof. All minutes of meetings and actions in writing without a meeting of the Board of Directors and stockholders of the Company are contained in the minute book of the Company heretofore delivered to PenWare and made available to the PenWare Stockholders for examination, and no minutes or actions in writing without a meeting have been included in such minute book since such delivery to PenWare that have not also been delivered to PenWare.

                  5.3 Capitalization.

                           (a) The  authorized  capital  stock of the Company
consists of 20,000,000 shares of Common Stock, $.001 par value, of which 16,740,934 shares were issued and outstanding on the date hereof. All of the issued and outstanding shares of Common Stock of the Company were issued in compliance with applicable state and federal securities laws, are duly authorized, validly issued, fully paid and non-assessable, and are not subject to preemptive rights created by statute, the Company's Certificate of Incorporation or Bylaws or any agreement to which the Company is a party or is bound.

                           (b) There  are  currently  456,617  shares  of Common
Stock reserved for issuance under the Company's 1992 and 1995 Stock Option Plans, and a further 1,129,147 reserved for issuance pursuant to warrants granted by the Company, all as set forth on Schedule 4.3(b) hereto. Except as contemplated by this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any bond, note, or other security of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

                  5.4 Equity   Investments.   Company  does  not  own  any
equity interest in any corporation, partnership, or other form of business entity other than PenUltimate, Inc., a California corporation, in which it owns 100% of the outstanding common stock.

                  5.5 Financial Statements. Company has delivered to PenWare and made available to the PenWare Stockholders copies of its audited balance sheets for the years ended June 30, 1994 and 1995 and the related statements of operations, stockholders' equity and cash flows for the periods then ended together with appropriate notes to such financial statements, and copies of its unaudited balance sheet as of March 31, 1996 and the related statement of operations, stockholders' equity and cash flows for the nine month period then ended (the "Company Financial Statements"), copies of which are attached hereto as Schedule 5.5. The Company Financial Statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, and present fairly the financial condition of the Company and the results of operations as of the dates and for the periods indicated therein, subject in the case of the unaudited portion of the Company Financial Statements to normal year-end audit adjustments and the absence of certain footnote disclosures.

                  5.6 Absence of Undisclosed Liabilities. The Company has and at the Closing Date will have no liability or obligation of any nature, whether accrued, absolute, contingent, threatened or otherwise, and whether due or to become due, that is not set forth in Schedule 8.11 hereto.

                  5.7 Business Changes. Since the date of the most recent balance sheet of the Company included in the Company Financial Statements until January 31, 1996, the Company conducted its business only in the ordinary and usual course. On January 31, 1996, the Company discontinued its ongoing business operations and has been engaged principally in matters pertinent to this Agreement and otherwise winding up its affairs as a going concern.

                  5.8 Properties. The most recent Company balance sheet included in the Company Financial Statements reflects all of the real and personal property used by the Company in its business or otherwise held by the Company except for (i) property acquired or disposed of in the ordinary and usual course of the business of the Company since the date of the most recent Company balance sheet included in the Company Financial Statements, and (ii) property not required under generally accepted accounting principles to be reflected thereon. The Company has good and marketable title to all assets and properties listed on the most recent Company balance sheet included in the Company Financial Statements and thereafter acquired, free and clear of any liens, claims, encumbrances, restrictions, charges or equities of any nature whatsoever, except for the lien of current taxes not yet delinquent. All of the fixed assets and properties listed on the most recent Company balance sheet included in the Company Financial Statements or thereafter acquired are in satisfactory condition and repair for the requirements of the business as conducted by the Company immediately prior to its discontinuing ongoing operations on January 31, 1996.

                  5.9 Taxes. Within the times and in the manner prescribed by law, the Company has filed all federal, state, and local tax returns and reports required by law and has paid in full all Taxes due to, or claimed to be due by, any governmental authority. The most recent balance sheet of the Company included in the Company Financial Statements fully accrues all current and deferred Taxes. The Company is not a party to any pending action or proceeding, nor, to the actual knowledge of the Company, is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. There are no liens for Taxes except for liens for property taxes not yet delinquent.

                  5.10 Litigation. There is no claim, action, suit or proceeding, at law or in equity, pending against the Company, or involving any of its assets or properties, before any court, agency, authority, arbitration panel or other tribunal (other than those, if any, with respect to which service of process or similar notice has not been made on the Company), and, to the actual knowledge of the Company, none have been threatened in writing. The Company is not subject to any order, writ, injunction or decree of any court, agency, authority, arbitration panel or other tribunal, nor is it in default with respect to any notice, order, writ, injunction or decree.

                  5.11 Compliance with Law. All licenses, permits, clearances, consents, certificates and other evidences of authority of the Company which are material to the conduct of the Company's business ("Permits") are in full force and effect and the Company is not in violation of any Permit in any material respect. Except for possible exceptions the curing or non-curing of which would not have a material adverse effect on the condition (financial or otherwise), business, net worth, assets, prospects, properties or operations of the Company, to the Company's knowledge, the business of the Company has been conducted in accordance with all applicable laws, regulations, orders and other requirements of governmental authorities, including, without limiting the generality of the foregoing, employment practices and procedures, the health and safety of employees, export controls, Hazardous Materials (as hereinafter defined) and the use, storage, treatment, disposal, transport, generation, release and exposure of others to Hazardous Materials. The Company has no knowledge of the presence of Hazardous Materials in, under or about the soil and/or groundwater of any properties at any time owned, leased or occupied by the Company. "Hazardous Materials" shall mean any substance regulated or prohibited by any law or designated by any governmental agency to be toxic, radioactive or otherwise a danger to health or the environment. The Company has not received any notice of any investigation, claim or proceeding against the Company relating to Hazardous Materials and the Company is not aware of any fact or circumstance which could involve the Company in any environmental litigation, proceeding, investigation or claim or impose any environmental liability upon the Company.

                  5.12 Contracts and Undertakings. The Company is not a party to or bound by nor are any of its properties and assets subject to any contract, instrument, lease, license, agreement, commitment or undertaking. The Company is not in default, or alleged to be in default, under any of the contracts, instruments, leases, licenses, agreements, commitments or undertakings listed on Schedule 5.12 hereto and, to the knowledge of the Company, no other party to any of said contracts, instruments, leases, licenses, agreements, commitments or undertakings is in default thereunder nor, to the knowledge of the Company, does there exist any condition or event which, after notice or lapse of time or both, would constitute a default by any party to any of said contracts, instruments, leases, licenses, agreements, commitments or undertakings. The Company has not entered into and is not subject to any contract or agreement containing covenants limiting the right of the Company to compete in any business or with any person.

                  5.13 Real Property. Schedule 5.13 attached hereto contains a full and complete list of all real property leased by the Company. To the actual knowledge of the Company all such real property leased by the Company is held under valid, subsisting and enforceable leases and neither real property leased by the Company nor the operations of the Company immediately prior to January 31, 1996, thereon violate or violated any applicable building code, zoning requirement or classification, or pollution control ordinance or statute relating to the property or to such operations, and such non-violation is not dependent, in any instance, on so-called nonconforming use exemptions.

                  5.14 Proprietary Rights.

                           (a) Schedule 5.14 attached  hereto  contains a
complete list of all patents and applications for patents, trademarks, trade names, service marks, and copyrights, and applications therefor, owned or used by the Company or in which it has any rights or licenses. Schedule 5.14 attached hereto contains a form of the agreement of the Company with each officer or employee of the Company providing the Company with title and ownership to patents, patent applications, trade secrets and inventions developed or used by the Company in its business (the "Company Confidentiality Agreement"). To the Company's actual knowledge, all of such agreements so described are valid, enforceable and legally binding.

                           (b) The  Company  owns or  possesses  licenses  or
other rights to use all Proprietary Rights used in the business of the Company.

                           (c) To the Company's  actual  knowledge,  the
operations of the Company did not and do not conflict with or infringe, and no one has asserted to the Company that such operations conflict with or infringe, any Proprietary Rights, owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against the Company with respect to any Proprietary Rights (other than those, if any, with respect to which service of process or similar notice may not yet have been made on the Company), and none has been threatened in writing against the Company.

                           (d) Each  employee  and  officer of the  Company,
and each consultant or gent and their respective assigns retained since March 1, 1993, has executed a Company Confidentiality Agreement in substantially the form provided to the Company. The Company is not aware that any of its employees are in violation thereof. No employee of the Company is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with the Company or, to the actual knowledge of the Company, any previous employer.

                           (e) The Company has not provided  source code,
object code or other rights in its "Locomotion" software to Apple Computer.

                  5.15 Insurance. Schedule 5.15 attached hereto contains a complete list of all policies of insurance to which the Company is a party or is a beneficiary or named insured. The Company has in full force and effect, with all premiums paid, the policies of insurance set forth therein. The insurance will be in force through the Closing Date, at which point such policies will lapse unless renewed. All the insurable properties of the Company are insured in amounts and coverages and against risks and losses which the Company believes are adequate and usually insured against by persons holding or operating similar properties in similar businesses.

                  5.16 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of, the Certificate of Incorporation or Bylaws of the Company, any agreement, contract, lease, license, or instrument to which the Company is a party or by which it or any of its assets are bound, or any judgment, decree, order or writ by which the Company is bound or to which it or any of its properties or assets are subject.

                  5.17 Consent. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated herein, except for such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state law and such other consents, approvals, orders, authorizations, registrations, declarations and filings which if not obtained or made would not have a material adverse effect on the Company.

                  5.18 Brokers or Finders. The Company has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement. The Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated herein.

                  5.19 Related Parties. No officer or director of the Company, or any affiliate of any such person, has, either directly or indirectly, (i) an interest in any corporation, partnership, firm or other person or entity which furnishes or sells services or products which are similar to those furnished or sold by the Company, or (ii) a beneficial interest in any contract, lease, license or agreement to which the Company is a party or by which the Company may be bound.

                  5.20 Compliance with Securities Laws.

                           (a) The  Company  has  delivered  to  PenWare  and
made available to the PenWare Stockholders for examination, true and complete copies of the Company's Registration Statement on Form SB-2 which was declared effective by the SEC on December 22, 1993.

                           (b) The  Company  has  delivered  to  PenWare  and
made available to the PenWare Stockholders for examination true and complete copies, including exhibits and, as applicable, amendments thereto, of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 and all Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed since June 30, 1995. All reports required to be filed by the Company with the Securities and Exchange Commission (collectively, the "Reports") have been properly and timely filed and comply in all material respects with the requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder with respect to such Reports.

                           (c) No formal or informal  investigation  or
examination by the SEC or by the securities administrator of any state is pending or, to the knowledge of the Company, threatened in writing against the Company, any officer or director of the Company or any of the Company's stockholders.

                           (d) Neither the Company nor, to its actual knowledge,
without independent investigation, any of its officers, directors, promoters or beneficial owners of more than 10% of its Common Stock has been convicted of any felony or misdemeanor in connection with the purchase and sale of any security or involving the making of any false filing with the SEC.

                           (e) Neither the Company nor any of its  officers,
directors, promoters or beneficial owners of more than 10% of its Common Stock is subject to any order, judgment or decree of any court of competent jurisdiction, temporarily or preliminarily restraining or enjoining, or subject to any order, judgment or decree of any court of competent jurisdiction, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the SEC.

                           (f) All of the  outstanding  securities  of the
Company have been issued in compliance with all applicable Federal and state securities laws.

                           (g) Except as set forth in Schedule  5.20(g),  no
individual, corporation, partnership, joint venture or other business enterprise or entity has demand or other rights to cause the Company to file any registration statement under the Securities Act of 1933 relating to any securities of the Company or any rights to participate in any such registration statement.

                  5.21 Underlying Documents. Copies of any underlying documents listed or described as having been disclosed to PenWare pursuant to this Agreement, if requested by PenWare, have been furnished to PenWare and made available to the PenWare Stockholders. All such documents furnished to PenWare are true and correct copies, and there are no amendments or modifications thereto that have not been disclosed to PenWare.

                  5.22 Full Disclosure. Any information furnished by or on behalf of the Company in writing pursuant to this Agreement (including without limitation all information and financial data pertaining to the Company contained in the 14f-1 Statement referred to in Section 8.3 hereof) and any information contained in the Company's Schedules referred to in this Agreement, at any time prior to the Closing Date, does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement is made, not misleading.

         6.       COVENANTS RELATING TO CONDUCT OF BUSINESS OF PENWARE

                           During the period  from the date of this  Agreement
and continuing until the Closing Date, PenWare agrees (except as expressly contemplated by this Agreement or the most current draft of the PenWare Private Placement Memorandum delivered by Cruttenden Roth, Inc. to the Company prior to the date hereof (the "PPM"), or to the extent that the Company shall otherwise consent in writing) that:

                  6.1 Ordinary Course. PenWare shall carry on its business in the usual and ordinary course, including the payment of all state and federal taxes, in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable efforts consistent with past practice and policies to preserve intact its present business organization, keep available the services (but not increase the compensation) of its present officers and key employees (but not enter into employment agreements with new officers and employees) and preserve its relationship with customers, providers and others having business dealings with it to the end that its goodwill and ongoing business shall be unimpaired at the Closing Date.

                  6.2 Dividends;  Changes in Stock.  Except as disclosed  in
Schedule 4.3 or as specifically disclosed in this Agreement, PenWare shall not and shall not propose to declare or pay any cash dividends on or make other distributions in respect of any of its capital stock.

                  6.3 Governing Documents. PenWare shall not amend its Articles of Incorporation or Bylaws.

                  6.4 No Acquisitions. PenWare shall not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to PenWare except in the usual and ordinary course of business consistent with prior practice.

                  6.5 No Dispositions. PenWare shall not sell, assign, transfer, pledge, encumber or otherwise dispose of any of its assets, which are material, individually or in the aggregate, to PenWare except in the usual and ordinary course of business consistent with prior practice.

                  6.6 No Debt. PenWare shall not incur any amount of long or short-term debt for money borrowed, guarantee or agree to guarantee the obligations of others, indemnify or agree to indemnify others or incur any other liabilities other than those incurred in the usual and ordinary course of business consistent with past practices, or except as set forth in Schedule 6.6 hereof.

                  6.7 Maintain Insurance. PenWare shall keep in full force and effect insurance covering PenWare, its assets and business comparable in amount and scope of coverage to that now maintained.

                  6.8 Notice. PenWare shall promptly notify the Company of any default, the written threat or commencement of any litigation, or any development that occurs before the Closing that could in any way materially affect PenWare, its assets or business.

       7.         COVENANTS RELATING TO CONDUCT OF BUSINESS OF THE COMPANY
PENDING CLOSING

                           During the period  from the date of this  Agreement
and continuing until the Closing Date, the Company agrees (except as expressly contemplated by this Agreement or to the extent that PenWare and the PenWare Shareholders shall otherwise consent in writing) that:

                  7.1 Ordinary Course. The Company shall wind up its business and settle its liabilities as contemplated in Section 8.11.

                  7.2 Dividends; Changes in Stock. Except as contemplated herein or as set forth in Schedule 5.3(b), the Company shall not and shall not propose to (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of the Company, or
(iii) repurchase or otherwise acquire any shares of its capital stock or rights to acquire any shares of its capital stock.

                  7.3 Governing Documents. The Company shall not amend its Certificate of Incorporation or Bylaws.

                  7.4 No Acquisitions. The Company shall not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the Company except in the usual and ordinary course of business consistent with prior practice.

                  7.5 No Dispositions. Except as provided in Section 8.12, the Company shall not sell, assign, transfer, pledge, encumber or otherwise dispose of any of its assets, which are material, individually or in the aggregate, to the Company except in the usual and ordinary course of business consistent with prior practice.

                  7.6 No Debt. The Company shall not incur any amount of long or short-term debt for money borrowed, guarantee or agree to guarantee the obligations of others, indemnify or agree to indemnify others or incur any other liabilities.

                  7.7 Maintain Insurance. The Company shall keep in full force and effect insurance covering the Company, its assets and business comparable in amount and scope of coverage to that now maintained until the Closing Date.

                  7.8 Notice. The Company shall promptly notify PenWare of any default, the written threat or commencement of any litigation, or any development that occurs before the Closing that could in any way materially affect the Company, its assets or business.

                  7.9 Apple Agreement. The Company will not provide source code, object code or any other rights in its "Locomotion" software to Apple Computer, and consents to representatives of PenWare contacting Apple Computer with respect to the transfer, delivery or other grant of rights in such software.

         8.                ADDITIONAL AGREEMENTS

                  8.1 Access to Information.

                           (a ) PenWare  shall  afford to the Company  and shall
cause its independent accountants to afford to the Company, and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing Date to all of PenWare's properties, books, contracts, commitments and records and to the audit work papers and other records of PenWare's independent accountants. During such period, PenWare shall use reasonable efforts to furnish promptly to the Company all information concerning the business, properties and personnel of PenWare as the Company may reasonably request, provided that PenWare shall not be required to disclose any information which it is legally required to keep confidential. The Company will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and the Company will cause its consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available, and in the event of termination of this

Agreement for any reason the Company shall promptly return, or cause to be returned, to the disclosing party all documents obtained from PenWare, and any copies made of such documents, extracts and copies thereof.

                           (b) The Company  shall  afford to PenWare  and shall
cause its independent accountants to afford to PenWare, and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing Date to all of the Company's properties, books, contracts, commitments and records and to the audit work papers and other records of the Company's independent accountants. During such period, the Company shall use reasonable efforts to furnish promptly to PenWare such information concerning the Company as PenWare may reasonably request, provided that the Company shall not be required to disclose any information which it is legally required to keep confidential. PenWare will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and PenWare will cause PenWare's consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available, and in the event of termination of this Agreement for any reason PenWare shall promptly return, or cause to be returned, to the disclosing party all documents obtained from the Company, and any copies made of such documents, extracts and copies thereof.

                  8.2 Legal Conditions to the Transactions Contemplated by This Agreement. Each party will take all reasonable actions necessary to comply promptly with all legal requirements that may be imposed on such party with respect to the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to the other party in connection with any such requirements imposed upon such other party in connection with the transactions contemplated by this Agreement. Each party will take all reasonable actions to obtain (and to cooperate with the other party in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental authority, or other third party, required to be obtained or made by such party (or by the other party) in connection with the transactions contemplated by this Agreement.

                  8.3 Rule 14f-1 Statement. As promptly as practicable after the date hereof, the Company, with the cooperation of PenWare, shall prepare and, no less than ten days prior to the Closing Date, shall file with the SEC and distribute to the Company's shareholders the information required by Rule 14f-1 under the Securities Exchange Act of 1934, if any. PenWare shall furnish to the Company all information as may be reasonably requested in connection with any action contemplated by this Section 8.3.

                  8.4 Blue Sky Laws. The Company shall take such steps as may be necessary to comply with the securities and Blue Sky laws of all jurisdictions which are applicable in connection with the issuance of the Company Shares to the PenWare Stockholders pursuant to this Agreement. PenWare shall use its best efforts to assist the Company as may be necessary to comply with such laws.

                  8.5 Communications. Between the date hereof and the Closing Date, neither PenWare nor the Company will, without the prior written approval of the other party, furnish any communication to the public generally if the subject matter thereof relates to the other party or to the transactions contemplated by this Agreement, except as may be necessary, in the opinion of their respective counsel, to comply with the requirements of any law, governmental order or regulation.

                  8.6 Update to Disclosures. Without limiting any party's right to rely on the representations and warranties of any other party as of the date of this Agreement, each party shall provide the other parties with updates to the disclosures previously provided or made available as to material facts which arise between the date of this Agreement and the Closing Date and which, if they had occurred and been known prior to the date of this Agreement, would have been required to have been disclosed in order to make the representations and warranties contained in Articles 4 and 5 true and correct as of the date of this Agreement.

                  8.7 Good Faith. Each party shall act in good faith in an attempt to cause all the conditions precedent to its obligations under this Agreement to be satisfied. Each party will act in good faith and take all reasonable action within its capability necessary to render accurate as of the Closing Date its representations and warranties contained in this Agreement.

                  8.8 Securities Law Matters. The Company Shares issued to the PenWare Stockholders shall be issued without registration under the Securities Act of 1933, as amended, (the "Act"), in reliance upon certain exemptions from the registration requirements of the Act, including Regulation D adopted thereunder. Accordingly, the Company Shares may not be resold by the holders thereof without registration under the Act unless a further exemption from the registration requirements of the Act is available for such resale. All certificates representing the Company Shares shall bear the following legend or a legend of similar import:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER CERTAIN STATE SECURITIES LAWS. NO SALE OR TRANSFER OF THESE SHARES MAY BE MADE IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (2) AN OPINION OF COUNSEL THAT REGISTRATION UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE OR TRANSFER."

                  8.9      Reverse Stock Split; Reduction in Outstanding Capital
Stock.

                                    (a) Prior to the Closing  Date,  the Company
shall effect a reverse split of its outstanding Common Stock. Upon completion of the reverse stock split, and as of the Closing Date, the Company will have two hundred and fifty thousand (250,000) shares of Common Stock outstanding or issuable upon exercise of options, warrants, calls, rights, commitments or any other agreements of any kind whatsoever, excluding up to an additional one thousand (1,000) shares of Common Stock which may be issued by the Company in connection with rounding up fractional shares resulting from the reverse stock split; and there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any bond, note, or other security of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

                           (b) As of the Closing  Date,  PenWare will have
4,500,000 shares of common stock, and options to purchase common stock, outstanding, which common stock and options shall be converted into (or be substituted for, in the case of the options) 1,125,000 shares of the Company's Common Stock (or options therefor, as applicable). PenWare will also have 4,500,000 shares of its Series A Preferred Stock outstanding, which Series A Preferred Stock shall be converted into 112,500 shares of the Company's Series C Preferred Stock in the form attached as Exhibit C hereto following the Closing Date.

                  8.10 Private Placement. As of or prior to the Closing Date, PenWare and the Company shall have entered into a letter of intent with Cruttenden Roth, Inc. ("Cruttenden") pursuant to which Cruttenden will act as placement agent for a best efforts private placement of the Company's common or preferred stock (the "PenWare Private Placement") in the aggregate amount of at least $4,000,000. Those investors who purchased the Company's common stock in a private placement (the "PenUltimate Private Placement") that closed on December 15, 1995 (the "December 15 Investors") shall have the right to invest up to $1,000,000 in the PenWare Private Placement at a valuation of $10,000,000, which right to invest shall terminate at the time that Cruttenden completes or terminates the PenWare Private Placement.

                  8.11 Liabilities of the Company. As at the date hereof the Company had known liabilities as set forth on Schedule 8.11 attached hereto, including but not limited to an $85,000 loan by the December 15 Investors to the Company (which loan is repayable as provided in the last sentence of this Section 8.11) (the "Loan"), accounts payables, payroll and payroll related expenses, severance payments, equipment leases, rent, notes and other operating expenses (the "Known Liabilities"). PenWare agrees that the Company can retain the responsibility for two leases with AT&T Corp. (the "AT&T Leases"), one for telephone equipment and one for office furniture, with monthly lease payment obligations commencing on the later of the Closing Date or April 1, 1996 and aggregating approximately $43,500 for the lifetime of the leases. The Company shall discharge all Known Liabilities of the Company other than the AT&T Leases and the Loan before the Closing, and shall provide satisfactory evidence of such discharge to PenWare prior to Closing. Upon the closing of a pending offering of an aggregate (net to the Company) of at least $2,000,000 in sales of the Company's capital stock (not including debt financing or other bridge financing) at or after the Closing (an "Offering"), the PenWare Stockholders agree to cause the Company to pay, pursuant to Section 9.2(f), $85,000 to the December 15 Investors, pro rata among them based upon their percentage invested in the PenUltimate Private Placement, net of the amount of any liabilities of the Company (known or unknown, but not including the AT&T Leases or the Loan) that arose prior to Closing and have not since been paid or otherwise discharged ("Liabilities"), and to pay, 45 days after the Closing, the balance remaining from the $5,000 cash remaining in the Company's bank account at Closing, which amount is available only to discharge Liabilities.

                  8.12 Assets of the Company. At the Closing the Company shall have retained its corporate existence, the AT&T Leases and digital telephones, all leased furniture and all accumulated tax credits and its computer systems, software technologies and proprietary rights, applications software, office equipment and furniture identified in Schedule 8.12 attached hereto. In the event the Company decides to license software product prior to the Closing, PenWare's consent shall be obtained (which consent shall not be unreasonably withheld or delayed). The license granted shall provide for royalties payable to PenWare, and the Company will retain a perpetual, royalty free, non-exclusive world-wide license therein and thereto. After signing and before closing, the parties shall mutually agree to cause certain of the items set forth on Schedule
8.12 (and any other Company furniture and equipment) to be transferred to PenWare's offices or to such other location as PenWare may instruct.

                  8.13 Tax Reporting. PenWare and the Company shall comply with the record keeping and reporting requirements of Treasury Regulation SectionSection1.351-3 and 1.368-3.

                  8.14 PenWare Options.

                                    (a) Subject  to  the  provisions  of  this
Section 8.14 at and as of the Closing, the Company will assume the PenWare Options and all obligations of PenWare under the PenWare 1992 Employee Stock Option Plan. Each PenWare Option so assumed by the Company under this Agreement will continue to have, and be subject to, the same terms and conditions set forth in the PenWare Employee Stock Option Plan and in the other documents governing such PenWare Option immediately prior to the Closing. The number of shares of Company Common Stock issuable upon exercise of each such PenWare Option will be equal to .25 (the exchange ratio) multiplied by the number of shares of PenWare Stock subject to such PenWare Option, and the aggregate exercise price will be equal to the aggregate exercise price of the PenWare Option immediately prior to the transaction divided by .25 (the exchange ratio). If the foregoing calculation results in a PenWare Option being exercisable for a fraction of a share, then the number of shares of Company Common Stock subject to such option will be rounded down to the nearest whole number and the value of the fractional share will be paid in cash. The right to receive an assumed PenWare Option may not be assigned or transferred in any manner except by operation of law, by will or by the laws of descent. Any attempted assignment in violation of this Section shall be void.

                           (b) It is the intention of the parties that each
assumed PenWare Option qualify as an "incentive stock option" within the meaning of Section 422 of the Code ("ISOs") to the extent that such PenWare Option constituted an ISO immediately prior to the Closing. No assumed PenWare Option will entitle the holder thereof to any additional benefits within the meaning of Section 424(a)(2) of the Code that were not available prior to such assumption.

                           (c) After  the  Closing  Date,  the  Company  shall
issue to each holder of an outstanding PenWare Option, upon the surrender of such PenWare Option to the Company, a document evidencing the foregoing assumption by the Company.

                  8.15 Form 10-Q. The Company shall prepare and timely file its Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996, such report to comply in all material respects with the requirements of the Exchange Act.

                  8.16 Bridge Financing. The parties hereto agree that it is in their mutual best interest to cause the Company, prior to the closing of the transactions contemplated by this Agreement, to enter into a bridge financing to fund ongoing operations. The parties further agree that because PenUltimate has ceased operations and PenWare, post-closing under this Agreement, will become a subsidiary of PenUltimate, PenWare should enter into the bridge financing on behalf of PenUltimate, so long as the obligations contained in such bridge financing are obligations of PenUltimate in the event of a closing under this Agreement. Therefore, the parties hereto agree, notwithstanding any other statements contained in the bridge financing documents prepared by Cruttenden Roth to be executed prior to the closing of the private placement contemplated by the PPM, that the indebtedness evidenced by such bridge financing documents shall be convertible into PenUltimate Common Stock (and not PenWare capital stock) upon the closing of the transactions contemplated by this Agreement. Further, such conversion shall proportionately dilute the PenWare shareholders' ninety percent (90%) interest in PenUltimate immediately following the closing of the transactions contemplated by this Agreement, and the existing PenUltimate stockholders' ten percent (10%) interest in PenUltimate immediately following the closing of the transactions contemplated by this Agreement. The parties agree to take such further actions and execute such further documents as may be necessary or desirable to effectuate the foregoing agreement, including without limitation causing to be issued or transferred the appropriate amounts of PenUltimate Common Stock or Preferred Stock to cause their respective ownership interest in PenUltimate immediately following the conversion of the bridge financing to comport with the result desired to be achieved by the above agreement.

         9.       CONDITIONS PRECEDENT

                  9.1 Conditions to Each Party's Obligations. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing Date of the following conditions unless waived by such party:

                           (a) Government   Approvals.   All  authorizations,
consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental authority necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.

                           (b) Third-Party  Approvals.  Any and all  consents
or approvals required from third parties relating to contracts, licenses, leases and other instruments, material to the respective businesses of the Company and PenWare shall have been obtained.

                           (c) Rule 14f-1 Statement.  The definitive  statement
required pursuant to Rule 14f-1 under the Securities Exchange Act of 1934 (the "14f-1 Statement") shall have been filed by the Company with the SEC and transmitted to the Company's Shareholders no less than ten days prior to the Closing Date. None of the information supplied by the Company or PenWare for inclusion in the Information Statement at the date such information shall have been supplied and at the time it is mailed to the Company's Stockholders, shall have contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (d) Legal Action. No temporary  restraining order,
preliminary injunction or permanent injunction or other order preventing the consummation of the transaction contemplated by this Agreement shall have been issued by any federal or state court and remain in effect, and no litigation seeking the issuance of such an order or injunction, shall be pending which, in the good faith judgment of either of the Company's or PenWare's Board of Directors, has a reasonable probability of resulting in such order, injunction or damages. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

                  9.2 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions, unless waived by the Company:

                           (a) Representations  and Warranties of PenWare
Stockholders. The representations and warranties of the PenWare Stockholders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement.

                           (b) Representations  and Warranties of PenWare.  The
representations and warranties of PenWare set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and the Company shall have received a certificate or certificates to such effect signed by the chief executive officer and chief financial officer of PenWare.

                           (c) Performance  of  Obligations  of PenWare.
PenWare shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and the Company shall have received a certificate signed by the chief executive officer and chief financial officer of PenWare to such effect.

                           (d) No Material  Adverse  Change.  Since the date of
the most recent balance sheet included in the PenWare Financial Statements except as expressly contemplated by this Agreement or the PPM, there shall have been no changes in the condition (financial or otherwise), business, prospects, employees, operations, obligations or liabilities of PenWare which have had or may be reasonably expected to have a materially adverse effect on the financial condition, business, or operations of PenWare.

                           (e) Legal  Opinion.  The Company shall have received
a legal opinion substantially in the form of Exhibit C hereto from Wilson Sonsini Goodrich & Rosati, P.C.

                           (f) December 15  Investors.  There shall be
delivered to the December 15 Investors directly by wire transfer the aggregate amount of $85,000, as contemplated by Section 8.11 and otherwise in accordance with instructions received from the Company.

                           (g) Additional  Closing  Documents.  The Company
shall have received the documents and instruments referred to at Sections 2.2 and 2.3, and such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement or otherwise reasonably requested by the Company.

                  9.3 Conditions to Obligations of PenWare. The obligations of PenWare and the PenWare Stockholders to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions unless waived by PenWare and the PenWare
Stockholders:

                           (a) Representations  and  Warranties.  The
representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and PenWare shall have received a certificate signed by the chief executive officer and chief financial officer of the Company to such effect.

                           (b) Performance  of  Obligations  of the  Company.
The Company shall have performed in all material requests all obligations required to be performed by it under this Agreement prior to the Closing Date, and PenWare shall have received a certificate signed by Rich Lull and Bill Slater to such effect.

                           (c) SEC  Reports.  The Company  shall have timely
filed all reports that it is required to file prior to the Closing Date under
Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

                           (d) No  Material  Adverse  Change.  Since  the  date
of the most recent balance sheet included in the Company Financial Statements, except as expressly contemplated by this Agreement or disclosed in Section 5.7 of this Agreement, there shall have been no changes in the condition (financial or otherwise), business, prospects, employees, operations, obligations or liabilities of the Company which, in the aggregate, have had or may be reasonably expected to have a materially adverse effect on the financial condition, business or operations of the Company.

                           (e) Resignations.   The  Company  shall  have
received and accepted the written resignations of all of the Company's officers and all of the Company's directors, which resignations shall contain mutual releases of claims by and among the Company and such officers and directors as of the Closing Date, and shall have delivered such resignations to PenWare. The Company shall have no employees.

                           (f) Election of  Directors  and  Officers.  The Board
of Directors of the Company shall have elected the following persons to serve as directors and officers of the Company effective as of the Closing Date:

         Name                               Title

   Aziz A. Valliani           President, Chief Executive Officer and Director
   David M. Licurse           Chief Financial Officer and Treasurer
   Arthur F. Schneiderman     Secretary
   Paul Dali                  Chairman and Director
   Nazim Kareemi              Executive Vice President and Director
   Llavan Fernando            Vice President of Hardware Development
   Abbas Rafii                Vice President of Software Development

                           (g) Known  Liabilities.  The  Known  Liabilities
shall have been paid or otherwise discharged.

                           (h) Legal  Opinion.  PenWare shall have received a
legal opinion substantially in the form of Exhibit D hereto from Horwitz, Cutler & Beam.

                           (i) The PenWare Private Placement shall have been
completed.

                           (j) Additional Closing Documents.  PenWare and the
PenWare Stockholders shall have received the documents and instruments referred to at Section 2.1, and such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement or otherwise reasonably requested by PenWare.

         10.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                           The  respective  representations  and warranties of
the parties contained herein shall not survive the Closing, provided, however, that such limitation on the survival of the representations and warranties of the parties contained herein shall not apply to any fraudulent breach of a representation or warranty or to any breach or inaccuracy in any representation or warranty known to such party on or before the date of Closing.

         11.      OBLIGATIONS OF THE COMPANY AFTER THE CLOSING

                  11.1 SEC Filing. The Company shall file a Form 8-K which contains the audited financial statements of PenWare and proforma financial information required by Form 8-K with the SEC within 75 days after the Closing Date.

                  11.2 Change of Name. As promptly as practical after the Closing, the Company shall change its name to MobiNetix Systems, Inc.; provided that this obligation shall not force the Company to hold a shareholder meeting prior to its next annual meeting held in accordance with its by-laws, to obtain shareholder approval, if required, for such name change.

                  11.3 Registration Statement. At such time as the Company registers any of the Common Stock (other than on Form S-8), the Company shall register the resale of the shares of the Company's common stock owned by the December 15 Investors and any other shares the Company wishes to register, in the sole discretion of the Company's Board of Directors. The Company shall use its best efforts to cause any such registration statement to be declared effective by the SEC as promptly as practical. All costs and expenses relating to the Registration Statement shall be paid by the Company.

         12.      PAYMENT OF EXPENSES

                           The Company and PenWare  shall each pay their own
fees and expenses incurred incident to the preparation and carrying out of the transactions herein contemplated (including legal and accounting fees).

         13.      TERMINATION

                  13.1 This Agreement may be terminated at any time prior to the Closing Date:
                           (a) by mutual written consent of the Company, PenWare
and the PenWare Stockholders;

                           (b)  by the  Company  if  there  has  been  a
material breach of any representation, warranty, covenant or agreement contained in this Agreement by PenWare or the PenWare Stockholders;

                           (c) by PenWare  and the PenWare  Stockholders  if
there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement by the Company;

                           (d) by either the Company or PenWare and the  PenWare
Stockholders if the Closing shall not have occurred by May 31, 1996;

                           (e) by  the  Company  if  any  condition  to the
Company's obligation to consummate the transactions contemplated by this Agreement has not been satisfied or waived by the Company;

                           (f) by  PenWare  and  the  PenWare  Stockholders  if
any condition to the obligations of PenWare and PenWare Stockholders to consummate the transactions contemplated by this Agreement has not been satisfied or waived by PenWare and the PenWare Stockholders; or

                           (g) by  either  party in its sole  discretion  on or
prior to the date that is ten days after the date hereof in the event such party is not satisfied with the results of its due diligence investigation.

                  13.2 Effect of Termination. Termination of this Agreement in accordance with Section 13.1 may be effected by written notice from either the Company or PenWare and the PenWare Stockholders, as appropriate, specifying the reasons for termination and shall not subject the terminating party to any liability for any valid termination.

         14.      MISCELLANEOUS

                  14.1 Tax Treatment. The transaction contemplated herein is intended to result in a "tax-free" exchange under the provisions of Section 351 and/or Section 368 of the Internal Revenue Code. PenWare, the PenWare Stockholders and the Company acknowledge, however, that they each have been represented by their own tax advisors in connection with this transaction; that no party hereto has made any representation or warranty to the other with respect to the treatment of such transaction or the effect thereof under applicable tax laws, regulations, or interpretations; and that no attorney's opinion or private revenue ruling has been obtained with respect to the effects thereof under the Internal Revenue Code of 1986, as amended.

                  14.2 Further Assurances. From time to time, at the other party's request and without further consideration, each of the parties will execute and deliver to the others such documents and take such action as the other party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

                  14.3 Payment of Fees and Expenses. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                  14.4 Parties in Interest. Except as otherwise expressly provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors and assigns of the parties hereto.

                  14.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to agreements made and performed in California by residents thereof.

                  14.6 Entire Agreement; Amendments. This Agreement, including the Schedules, Exhibits and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

                  14.7 Headings, Etc.. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  14.8 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

                  14.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  14.10 Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if given by personal delivery, telex, facsimile, telegram or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication is given by personal delivery, telex, facsimile or telegram, service shall be conclusively deemed made at the time of receipt. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

                  If to PenWare or the PenWare Stockholders: At the addresses set forth below their names on the signature page of this Agreement or on Exhibit A hereto

                  If  to Company:   At the address set forth below its name on
the signature page of this Agreement

         15.      APPOINTMENT OF AGENT

                           The PenWare  Stockholders  hereby  irrevocably
constitute and appoint Aziz Valliani as their true and lawful attorney (the "Agent") with full right and power in their names and stead to take any and all action by and on behalf of them necessary or desirable to consummate the transactions contemplated by this Agreement, including without limitation, the right and power to receive certificates representing the Company Shares on behalf of each of the PenWare Stockholders, to deliver to the Company the certificates representing the PenWare Shares, to give notices on behalf of the PenWare Stockholders pursuant to this Agreement, to waive performance of any of the obligations of the Company or waive compliance by the Company with any of its covenants hereunder, to deliver investment letters of the PenWare Stockholders referred to in Section 3.3 hereof, and to amend or terminate this Agreement as herein provided. Any such action taken by the Agent on behalf of a PenWare Stockholder shall be binding upon such PenWare Stockholder. The Company shall not have any responsibility to the PenWare Stockholders or any of them for the distribution by the Agent of the certificates representing the Company Shares to be delivered to the PenWare Stockholders, nor shall the Company be liable in any manner whatsoever to the PenWare Stockholders or any of them by or on account of any act or omission of the Agent. In taking any action whatsoever hereunder, the Agent shall be protected in relying upon any notice, paper or other document reasonably believed by him to be genuine, or upon any evidence reasonably deemed by him to be sufficient. The Agent shall not be liable to the Company, PenWare or the PenWare Stockholders for any act performed or omitted to be performed by him in good faith and shall be liable only in the case of his own bad faith or willful misconduct or gross negligence. The Agent may consult with counsel in connection with his duties hereunder and shall be fully protected in any act taken, suffered or permitted by him in good faith in accordance with the advice of counsel. The Agent shall not be responsible for determining or verifying the authority of any person acting or purporting to act on behalf of any party hereto. The Agent may be replaced at any time by affirmative vote or written consent of the holders of a majority-in-interest of the PenWare Stockholders.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

         PENWARE, INC.,
         a California corporation

         By: /s/ Aziz Valliani
         Its: President and CEO
         Address: 845 Page Mill Road

         Palo Alto, CA  94304

         PENULTIMATE, INC.,
         a Delaware corporation

         By:  /s/ Richard Lull
         Its:  President and CEO
         Address: 19000 MacArthur Blvd
         Irvine, CA  92715

PENWARE STOCKHOLDERS
SIGNATURE PAGE

/s/   Faruq Ahmad
/s/   Martin Alexander
/s/   Llavan Fernando
/s/   Laurene Garchow
/s/   Nazim Kareemi
/s/   David Licurse
/s/   Tom Nunan
/s/   Abbas Raffi
/s/   Michael Sclafani
/s/   Aziz Valliani
/s/   Nazem & Company III, L.P. by Paul Dali